Exhibit 99.1

Investor Presentation May 2017

2 Forward-looking information Investor Presentation This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDAR, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

3 The new Arch Coal Arch is a leading producer of metallurgical coal and the second largest producer of thermal coal in the United States We have two distinct but complementary lines of business We produce high-quality metallurgical coal in Appalachia for sale into the global steel market We produce highly cost-competitive thermal coal primarily in the Powder River Basin for sale into the U.S. power generation market Arch has deep expertise in coal mining, marketing and logistics, and levers those competencies to great effect across these two business lines We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle Our demonstrated capabilities in mine safety and environmental stewardship underpin our strong operating record and low cost structure Investor Presentation

Arch’s Leading Position in a Resurgent Met Market

5 Source: Arch and MSHA Note: Arch’s total reflects actual met sales. Peer production numbers are estimates and assume 15% of the total volume from identified met mines is sold as thermal byproduct; actual amounts sold by peers could vary significantly from estimates. U.S. METALLURGICAL COAL PRODUCTION, 2016 (IN MILLIONS OF TONS) Arch’s mines produce a broad, globally competitive slate of met products With significant reserves and a strong pipeline of growth and efficiency projects, our met platform is well-positioned for success We expect to produce 6.7 to 7.1 million tons of coking coal and 0.7 to 0.8 million tons of PCI in 2017 Arch is a leading producer of metallurgical coal in the United States Investor Presentation 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5

Arch operates large, modern, highly efficient metallurgical mines LARGEST U.S. HIGH-VOL MINES, 2016 (IN MILLIONS OF TONS) Mountain Laurel HIGH-VOL B Longwall operation and proven mainstay of U.S. met supply; strong, loyal customer base Leer HIGH-VOL A World-class longwall operation with one of best cost structures in U.S. met space, producing a product well-known in global met markets Sentinel HIGH-VOL A Top-tier high-vol mine with highly desirable fluidity Beckley LOW-VOL Low-cost, low-vol mine with attractive quality characteristics, including high coke strength Lone Mountain PCI Highly competitive supplier of high-Btu, low-sulfur PCI coal 6 Source: Arch and MSHA Note: Production includes some percentage of thermal byproduct Investor Presentation 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Leer Peer 1 Peer 2 Mountain Laurel Sentinel

Investor Presentation 7 Source: Arch ARCH’S TOTAL METALLURGICAL CASH COSTS ($ PER TON) We have achieved significant cost reductions at our mines in the past four years As a result, our met mines are among the most cost-competitive in the U.S. We expect our metallurgical cash costs to be in the $52 to $56 range for 2017 – a level we believe is sustainable moving forward Arch has a proven record of managing operational costs +20% Down Guidance Midpoint 20 30 40 50 60 70 80 2012 2017

8 Source: AME and Arch Note: Arch is a weighted average cost of its four coking coal mines: Beckley, Leer, Mountain Laurel and Sentinel Note: AME’s U.S. metallurgical coal cost curve captures roughly 75% of U.S. metallurgical supply. The remaining 25% is likely to be comprised of smaller operations positioned predominately at the higher end of the curve. Along with its premium product slate, Arch’s metallurgical portfolio has a highly competitive and sustainable cost structure positioned at the low end of the industry cost curve AME COST CURVE OF U.S. METALLURGICAL COAL SUPPLY, 2016 (CASH COST PER METRIC TON, FOB MINE) Arch Arch Unassessed smaller mines (25% of supply not captured is likely from smaller, higher-cost mines) Investor Presentation 0 20 40 60 80 100 120 140 0 10 20 30 40 50 Cumulative Total Met Coal Production Leer

9 Metallurgical prices remain elevated, but have retraced from the post-cyclone peak Source: Platts Supply rationalization, demand stabilization and increased Chinese imports have contributed to an improving metallurgical price environment Notably, High-Vol A products continue to trade at a premium to low-vol coals, reflecting their relative scarcity MONTHLY AVERAGE REALIZED PRICES, U.S. EAST COAST ($ PER METRIC TON) HVB LV HVA at 5/4/17 Investor Presentation $0 $50 $100 $150 $200 $250 $300 Feb March April May June July Aug Sept Oct Nov Dec Jan Feb March April May

10 Source: Arch and MSHA U.S. METALLURGICAL COAL PRODUCTION (IN MILLIONS OF TONS) 83 86 While rationalization in the U.S. metallurgical space has contributed to a more balanced market, a supply response is underway 2013 2014 2015 2016 Investor Presentation 59 71 69 lower than 2013 even after rebound 20% 2017F U.S. coking coal exports increased 2.4 million tons in the first quarter on a year-over-year basis The supply response has been relatively muted elsewhere

11 Source: Arch ARCH’S METALLURGICAL SHIPMENTS BY DEMAND REGION, 2016 While the U.S. share of European met supply will fluctuate somewhat, high-quality, high-vol coals will remain a cornerstone of European coke blends “High-vol ‘A’ coal is anticipated to outperform the other grades. Not only is U.S. high-vol ‘A’ coal in tight supply, but it’s currently in demand in Europe, in the East, and here in the states.” (DTC, October 2017) Arch is focused primarily on the high-vol segment, and enjoys a quality and freight advantage in the Atlantic Basin relative to Australian supply U.S. metallurgical coals – particularly high-vol products – are a core component of global coke blends Canada Europe U.S. Investor Presentation Asia Brazil Seaborne shipments North American shipments

12 Source: Arch PROJECTED GLOBAL SEABORNE SUPPLY (IN MILLIONS OF METRIC TONS) We see potential for as much as a 15-million ton global supply response in 2017 Much of this new volume is comprised of semi-soft, PCI and lower-quality coals We are projecting roughly equivalent seaborne demand growth We are projecting relatively stable import demand in China, growth in India and solid demand in the Atlantic Basin The U.S. domestic market, which is largely captive, should rebound somewhat following recent weakness We expect the seaborne metallurgical market to remain in healthy balance in 2017 Investor Presentation Australia United States Canada Russia Mozambique Rest of World 280 295 2016 2017F

13 AUSTRALIAN COKING COAL EXPORTS (IN MILLIONS OF METRIC TONS) Australian coking coal exports were down modestly even before the cyclone Source: Platts An Australian supply response had not yet materialized when the cyclone struck Queensland shipments were down 8 percent in March The largest producer is now guiding to 39 to 41 million tons for fiscal year 2017, vs. 44 million tons previously Most of the anticipated increase – when it comes – is likely semi-soft BHP has announced an expansion at Caval Ridge that will take 18 months to complete Jan-Feb 16 Jan-Feb 17 Investor Presentation 145 169 186 186 189 2012 2013 2014 2015 2016 28.3 27.7 1Q-16 1Q-17

14 Arch has extensive, comparable, low-cost reserves adjacent to its flagship Leer mine Reserves are comparable in geology and High-Vol A coal quality, and will support decades of mining Arch could replicate the Leer longwall mine and supplement with low-cost room-and-pillar mining on these adjacent reserves As at Leer, Arch owns this entire 130-million-ton reserve block in fee* Investor Presentation Source: Arch and MSHA * Arch has absolute ownership of these reserves, therefore no royalty fees are assessed on this property.

Arch’s Well-Positioned Thermal Coal Franchise

16 Arch’s thermal portfolio is anchored by one of the largest and most efficient thermal mines in the world Arch produces the vast majority of its thermal coal from its operations in the Powder River Basin of Wyoming The PRB benefits from superior geology and a low emissions profile Arch’s flagship thermal operation is the low-cost Black Thunder mine Highest heat content coal in the southern PRB Located on the joint rail line Cost-competitively ships coal into every major power generation market in the U.S. Rightsized to produce 70 to 80 million tons annually Coal Creek mine rounds out Arch’s strong PRB portfolio This low-cost, low-ratio operation is well-positioned on the joint line and serves a stable customer base Investor Presentation

Source: Arch and MSHA ANNUAL SPRB PRODUCTION BY SEGMENT (IN MILLIONS OF TONS) Higher-Btu SPRB coals are increasingly advantaged and demand should snap back once stockpiles normalize 8,400 Btu 8,800 Btu 8,400 Btu production decreased more than 40 percent from 2010 to 2016 Black Thunder’s output is currently approaching 9,000 Btus and is particularly well-positioned Investor Presentation 17 258 251 235 243 253 244 191 171 175 153 131 129 119 97 0 50 100 150 200 250 300 350 400 450 2010 2011 2012 2013 2014 2015 2016 2017F

Investor Presentation 18 Source: Arch, EIA, and Ventyx Note: Includes estimated transportation charge; incremental non-fuel costs; and appropriate heat rate differentials for NGCC and coal plants PRB BREAK EVEN HENRY HUB PRICES ($ PER MMBTU) At $3 natural gas, the PRB is in the money (on average) in all regions other than Texas (ERCOT), where it’s close If natural gas prices stabilize at the current strip level, the PRB should recapture market share in 2017 and 2018 The PRB is well-positioned to compete against natural gas, even in a lower pricing environment 45% 74% 89% 30% 49% 57% PRB weighted average break even price Share of PRB in region’s coal generation mix $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 WECC MRO SPP RFC SERC ERCOT

19 Source: NYMEX Note: Consensus includes Credit Suisse, Goldman Sachs, J.P. Morgan, Macquarie, EIA, DTC, PIRA and Wood Mac NATURAL GAS CONSENSUS FORECAST FUTURES CURVE ($ PER MMBTU) $3.17 $3.18 $3.06 $3.17 $2.88 $2.88 $3.08 $3.21 NYMEX Futures Strip Consensus Forecast The consensus forecast shows natural gas averaging above $3 per MMBtu in future years Investor Presentation 2017 2018 2019 2020

20 Arch’s PRB-anchored thermal portfolio is supplemented by low-cost operations in other key basins Investor Presentation PRB WBIT ILB CAPP Viper is an efficient Illinois deep mine supported by a long-term supply contract with a nearby municipal generator and complementary industrial customers. Knight Hawk, in which Arch holds a 49-percent equity interest, is a mid-sized ILB producer with one of the lowest net cost structures in the region. Coal-Mac is a low-cost West Virginia surface mine with an established customer base and access to both Tier 1 Eastern railroads. West Elk is a low-cost Colorado longwall mine that produces high-heat, low-sulfur coal for domestic and international power generators as well as industrial customers throughout the Southwest. Note: 2016 sales volumes: Coal-Mac – 2.1 million tons; Viper – 1.7 million tons; West Elk – 4.2 million tons; Knight Hawk (100%) – 4.5 million tons.

21 The consensus is that U.S thermal coal consumption has leveled off after declining from a peak of 1.1 billion tons last decade Source: Consensus includes Wood Mac, PIRA, DTC and IHS-CERA Note: Includes thermal coal consumption by power generators and industrial users CONSENSUS OF LEADING COAL MARKET FORECASTERS (IN MILLIONS OF TONS) Investor Presentation 713 718 714 705 692 2016A 2017 2018 2019 2020

22 Source: Arch and EIA ESTIMATED COAL STOCKPILES AT U.S. POWER GENERATORS (IN MILLIONS OF TONS) Assuming normal weather for the rest of the year and stable natural gas pricing, stockpiles should approach target levels towards the end of the year Higher generator stockpiles continue to pressure domestic thermal markets, but liquidation is ongoing January 2016 December 2016 Target Inventory 107 days 86 days ~60 days Investor Presentation 197 164 ~120

Arch’s Leading Position in a Strengthening Met Market Arch’s Strong Financial Position

24 Arch has further strengthened its capital structure Investor Presentation Source: Arch (1) Pro-forma representing the effect of the new term loan on 12/31/2016 total debt and 2017 mid-point interest guidance . PRINCIPAL ($ IN MILLIONS) New Term Loan $363 Successfully refinanced its senior secured term loan Trimmed debt level by more than $25 million Reduced annual interest expense by approximately 50 percent $300 million term loan 7-year term (2024) L+400 (1% LIBOR floor) Pre-payable at par New inventory only-ABL facility and amended securitization facility Combined $200 million capacity Frees up ~$30 million of cash Cash balance of $470 million at 3/31/2017 Interest Expense Equipment Financing $334(1) TOTAL INTEREST EXPENSE ($ IN MILLIONS) $38 $25(1) Post-Emergence New Post-Emergence New

25 Arch has initiated a capital redeployment plan designed to enhance shareholder value and ensure sufficient liquidity Given Arch’s strong balance sheet, capital needs, ongoing strategic initiatives and confidence in future cash flow, the company instituted a Recurring quarterly dividend of $0.35 per share, or $35 million annually, beginning the second quarter of 2017 Share repurchase authorization of $300 million Investor Presentation

26 Looking ahead Global metallurgical markets are strong, and fundamentals appear supportive going forward Domestic thermal demand should remain stable in the intermediate term Arch’s operations – on both the metallurgical and thermal sides – are sustainable in any market environment, and recent rationalization has created a healthier supply equation Our financial position is very sound, and cash requirements should remain modest for the foreseeable future We have implemented a robust cash return policy that we believe will drive significant value for shareholders We have an exceptional Appalachian reserve position with some of the industry’s best undeveloped metallurgical properties Investor Presentation

Investor Presentation May 2017